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                                                                    EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10221) of Glimcher Realty Trust of our report dated June 26, 2003 relating to the financial statements of the Glimcher Realty Trust Retirement Savings Plan, which appears in this Form 11-K/A.





PricewaterhouseCoopers LLP

Columbus, Ohio
June 30, 2003